HERE CONFIDENTIAL    Exhibit 10.16.51+

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
TWENTIETH AMENDMENT TO THE DATA LICENSE AGREEMENT
This Twentieth Amendment (“Twentieth Amendment”) to the Data License Agreement (“Agreement”) dated December 1, 2002, by and between TeleNav, Inc. (formerly known as Televigation, Inc.; collectively referred to herein as “Client” or “LICENSEE”) and Navigation Technologies Corporation (“NTC”), which was subsequently assigned by NTC to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively “HERE”), is made and entered into as of the date of last signature below (“Twentieth Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this Twentieth Amendment shall have the meanings set forth in the Agreement.
WHEREAS, HERE and Client desire to amend certain provisions of the Agreement with this Twentieth Amendment;
WHEREFORE, the parties agree as follows:

1.	Amendment Term. The term of this Twentieth Amendment (the “Twentieth Amendment Term”) shall be co-terminous with the Agreement.

2.
Evaluation, Development and Demonstration Rights. For purposes of this Twentieth Amendment and for the duration of the Twentieth Amendment Term only, Section 2 (Evaluation, Development and Demonstration Rights) of the Fourteenth Amendment to the Agreement, made by and between the parties, dated September 30, 2011 (“Fourteenth Amendment”) is hereby deleted in its entirety and replaced with the following:

For purposes of this Twentieth Amendment and for the duration of the Twentieth Amendment Term only, the following is hereby added as new Section 4.6 of the Agreement:
“4.6     Evaluation, Development and Demonstration Rights for Client SDK
Notwithstanding anything to the contrary under Section 4.5 of the Agreement:
(a)    License for Evaluation, Development and Demonstration. Subject to Client’s compliance with the terms and conditions set forth herein and the Agreement, HERE hereby grants Client a non-exclusive, non-transferable, non-sublicensable (except as otherwise permitted herein), restricted right during the Term of the Agreement to (i) evaluate the HERE Materials (as defined below) and related documentation solely in its internal operations for possible licensing from HERE, (ii) develop applications, including a software development kit (“Client SDK”) that use such HERE Materials (“Licensed Applications”), (iii) distribute such Licensed Applications as developer demos and tutorials for development and testing purposes for prospective customers and partners, including [*****] and their [*****] (“Client Prospects”); and (iv) demonstrate the Licensed Application and/or HERE Materials to Client Prospects, including at trade shows, provided that, [*****] may not be used or combined with [*****] (excluding [*****]) for display on [*****]. For purposes of clarity, Client is allowed to use or combine [*****] for display on [*****]. Each Client Prospect shall, within [*****] after expiration of the applicable demonstration period, return the Licensed Application to Client or certify in writing that HERE Materials have been destroyed or removed from the Licensed Application. Client shall have an evaluation agreement in place with each Client Prospect setting forth terms and conditions no less protective of the HERE Materials than those set forth in this Agreement. HERE shall be a [*****] to the evaluation agreement made between Client and the Client Prospect and [*****] thereof. Notwithstanding anything to the contrary in the Agreement, Client and its Client Prospects shall not use or combine HERE Materials (or any part thereof) with any other content, services or code that may subject the HERE Materials (or any part thereof) to any open source or open data licenses (e.g., OSM) or public domain where such licenses or terms would (a) cause the disclosure or distribution of the HERE Materials (or any part thereof); (b) result in licensing of the HERE Materials (or any part thereof) for the purpose of making derivative works; (c) cause redistribution of the HERE Materials (or any part thereof) at no charge, as a condition for use, modification or distribution of such other content, services or code; or (d) otherwise restrict or impact the licensing or other use of the HERE Materials (or any part thereof). As used herein, “HERE Materials” means the Data as described

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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HERE CONFIDENTIAL    Exhibit 10.16.51+

in Exhibit A, attached hereto. Except as otherwise provided herein, Client agrees not to, and Client shall not permit any of its Client Prospects to: (A) disclose or distribute such HERE Materials to any third parties, or (B) [*****] utilizing such HERE Materials without [*****] procuring appropriate rights for such [*****] by entering into a definitive written agreement with HERE for the [*****] of such HERE Materials in such [*****]. Client shall [*****] of any products developed through use of both the Licensed Applications and the HERE Materials; provided, however, that the foregoing shall not be deemed to prohibit the use of [*****] (instead of Data) in such products to the extent that the applicable customer (e.g., an) specifically requests that such [*****]be used. Client acknowledges that certain HERE Materials may only be available for [*****] subject to additional terms and conditions, which shall be provided to Client in writing by HERE.
(b)    Sublicense Rights. With respect to the HERE Materials, subject to Client’s compliance with the terms and conditions set forth herein and the Agreement, HERE grants Client a non-exclusive, non-transferable, non-sublicensable, restricted right during the Term of the Agreement to sublicense the HERE Materials to [*****] solely for purposes of (1) developing applications using the Licensed Applications that use such HERE Materials solely as developer demos and tutorials for internal development and testing purposes with the Licensed Applications; (2) evaluating the Licensed Applications that use the HERE Materials in connection with Client’s platform services (e.g., mobile device, connected car, and web-based applications); and (3) demonstrating such applications to prospective customers and partners, including at trade shows. Such [*****] shall collectively be referred to herein as “Sublicensees”. The foregoing license is subject to the following conditions: (i) Client shall on a [*****] basis, identify to HERE in writing of each Sublicensee to whom Client distributes the Licensed Applications that uses the HERE Materials within [*****] of the end of the applicable [*****] in which it distributes such HERE Materials to a Sublicensee; (ii) such HERE Materials shall be provided to Sublicensees either (A) on [*****] in Client’s [*****] or (B) via Client-controlled server based platform for access solely by authorized Sublicensees via Client’s Licensed Application, provided that no HERE Materials may be downloaded, accessed by or otherwise made available to any third party other than an authorized Sublicensee and in any manner other than via Client’s Licensed Application; (iii) Client shall have a written agreement in place with each Sublicensee setting forth terms and conditions no less restrictive than those set forth in this Agreement (“Sublicense Agreement”); (iv) the initial period of time during which each Sublicensee shall be permitted to retain the HERE Materials for purposes of evaluation or development shall be no greater than [*****] (the “Demonstration Period”), provided however, Client may renew a Sublicensee’s initial Demonstration Period subject to HERE’s written consent and notifying HERE as required under Section 2(b)(i) herein; and (v) each Sublicensee shall, within [*****] after expiration of the Demonstration Period, return all such HERE Materials, or certify in writing that such have been destroyed. With respect to the foregoing subsection (v), Client shall ensure that Licensed Applications restrict access to the HERE Materials by Sublicensees upon expiration of the Demonstration Period. Client shall be [*****] for compliance by Sublicensees with Sublicense Agreements. For the sake of clarity, Client and Sublicensees shall be restricted from using the HERE Materials for any [*****] under this Twentieth Amendment.”

3.	For avoidance of doubt, nothing stated herein shall in any way affect Client’s license rights to the HERE Data used within Client Applications licensed under any Territory License to the Agreement.

4.	Except as otherwise modified herein, the terms of the Agreement shall remain in full force and effect.
*         *         *

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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HERE CONFIDENTIAL    Exhibit 10.16.51+

IN WITNESS WHEREOF, the parties have caused this Twentieth Amendment to be executed by their authorized representatives as of the Twentieth Amendment Effective Date.
HERE NORTH AMERICA, LLC     TELENAV, INC.
By:    /s/ Greg Drescher        By:    /s/ Stuart Mar
Name:    Greg Drescher        Name:    Stuart Mar
Title:    Senior Legal Counsel        Title:    VP – Finance
Date:     January 17, 2019        Date:     1/7/2019
HERE NORTH AMERICA, LLC
By:    /s/ Jeannie Lee Newman
Name:    Jeannie Lee Newman
Title:    Senior Legal Counsel
Date:     January 17, 2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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HERE CONFIDENTIAL    Exhibit 10.16.51+

EXHIBIT A

HERE MATERIALS

For purposes of this Twentieth Amendment, “HERE Materials” shall consist of the following:

1)
Any Data [*****] for which HERE has granted Client the right to use and distribute such Data for use in Applications under the Agreement (including any TL and/or amendment thereto), provided that the license granted by HERE to Client for such Data is not expired.

Solely for purposes of creating samples [*****] to be used in the Licensed Applications in accordance with the terms and conditions set forth in this Twentieth Amendment, Client may use the version of Data that Client has [*****] under the Agreement. During the Twentieth Amendment Term, Client may request to add other pieces of Additional Content that Client [*****] under the Agreement; provided, however, that Client [*****] such other pieces of Additional Content in the Licensed Applications unless Client has received written confirmation of HERE’s consent ([*****] is hereby deemed to be [*****]).

For the avoidance of doubt, to the extent that the Client uses HERE Materials in the [*****] of [*****] (as defined in the Patent License Agreement entered into between HERE and Client on January 1, 2014) under the license rights granted under this Twentieth Amendment, no [*****] shall be [*****].

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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